SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, D.C. 20549

                              FORM 8-K

                           aCURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 26, 1996

                NOMURA ASSET SECURITIES CORPORATION
      (exact name of Registrant as specified in its Charter)

Delaware                       33-82746           13-3672336
(State or Other Jurisdiction (Commission        (I.R.S. Employer
of Formation)                 File No.)          Identification No.)

    2 World Financial Center, Building B, 21st Floor, NY, NY 10281-1198
                 (Address of principal executive office)

Registrant's telephone number, including area code:  (212) 667-9300

This Document contains exactly 4 Pages.
The Exhibit Index is on page 4.

Item 5.  Other Events

     This Current Report on Form 8-K relates to the Trust
Fund formed, and the Home Equity Loan Pass-Through Certificates Series 1995-2 issued pursuant to a Pooling and Servicing
Agreement, dated as of December 1, 1995 (the "Pooling and Servicing Agreement"), by and among Nomura Asset Securities Corporation (the "Company"), as depositor, Industry Mortgage and PHH Mortgage Services Corporation, as servicers, LaSalle National Bank, as trustee (the "Trustee") and ABN AMRO BANK N.V., as fiscal agent.

     Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

     Pursuant to Section 3.14 of the Pooling and Servicing
Agreement, the Trustee is filing this Current Report containing the December 26, 1996 monthly distribution report prepared by the Trustee pursuant to Section 4.02(a) thereof.

     The information reported and contained herein has been supplied to the Trustee by one or more of the Borrowers or other third parties without independent review or investigation by the Trustee. Pursuant to the Pooling and Servicing Agreement, the Trustee is not responsible for the accuracy or completeness of such information.


Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
          EXHIBITS.

        (c)  Exhibits


                         Item 601(a) of Regulation
         Exhibit No.     S-K Exhibit No.           Description

            5.1                 99                 Monthly distribution
                                                   report pursuant to
                                                   Section 4.02(a) dated
                                                   December 26, 1996

                   SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                 LASALLE NATIONAL BANK IN ITS CAPACITY
                                 AS TRUSTEE UNDER THE POOLING AND
                                 SERVICING AGREEMENT ON BEHALF OF NOMURA
                                 ASSET SECURITIES CORPORATION,
                                 REGISTRANT


                                  By: /s/ Russell Goldenberg
                                      Russell Goldenberg
                                  Title: Vice President


Date: December 31, 1996

                    EXHIBIT INDEX

                         Item 601(a) of Regulation
         Exhibit No.     S-K Exhibit No.           Description

            5.1                 99                 Monthly distribution
                                                   report pursuant to
                                                   Section 4.02(a) dated
                                                   December 26, 1996